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                                                                      Exhibit 24



                            THE LAMSON & SESSIONS CO.

                          DIRECTORS' POWER OF ATTORNEY


Each of the undersigned members of the Board of Directors of The Lamson & Sessions Co., an Ohio Corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., an annual report of the Corporation on Form 10-K for the fiscal year ended January 3, 1998 ("1997 Form 10-K") under the provisions of the Securities Act of 1934, as amended, does hereby constitute and appoint James J. Abel and John B. Schulze, jointly and severally, with full power and substitution and resubstitution, as attorney(s) to sign for him and in his name, in the capacities indicated below, the 1997 Form 10-K, including any amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever necessary and required to be done in connection with such signing as fully to all intents and purposes as he would do if personally present, hereby ratifying and approving the acts of said attorney(s) and any substitutes(s) therefor in connection with such signing:

EXECUTED as of February 26, 1998.


 /s/ James T. Bartlett                      /s/ John C. Dannemiller
-----------------------------------        ---------------------------------
James T. Bartlett - Director                John C. Dannemiller - Director



 /s/ Francis H. Beam, Jr.                   /s/ George R. Hill
-----------------------------------        ---------------------------------
Francis H. Beam, Jr. - Director             George R. Hill -  Director



 /s/ Martin J. Cleary                       /s/ A. Malachi Mixon, III
-----------------------------------        ---------------------------------
 Martin J. Cleary - Director                A. Malachi Mixon, III - Director



/s/ William H. Coquillette                  /s/  John C. Morley
-----------------------------------        ---------------------------------
William H. Coquillette - Director          John C. Morley - Director



                               /s/ D. Van Skilling
                               -------------------------------
                                   D. Van Skilling - Director


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